UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 6, 2006
SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-5911	43-0761773

(Commission File Number)	(IRS Employer Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri	63105

(Address of principal executive offices)	(Zip Code)
(314) 721-4242

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPARTECH CORPORATION
FORM 8-K
Item 2.02 Results of Operations and Financial Condition.
On September 6, 2006, Spartech Corporation (the “Company”) issued a press release regarding its earnings results for its third quarter ended July 29, 2006 and changes in its earnings guidance for fiscal 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As a result of a review of our 2005 annual report on Form 10-K by the Securities and Exchange Commission, the Company concluded that it should restate its previously issued financial statements for fiscal 2005 and prior years to reflect a change in the timing of reporting $8.8 million of the non-cash fixed asset charge originally reported in fiscal 2005. This amount related to equipment that the Company determined no longer existed based on physical counts completed in fiscal 2005.
The Company had previously reported this amount in its fiscal 2005 results in its Form 10-K for the fiscal year ended 2005. The disclosure of the fixed asset charge, which included a separate footnote and a description in Management’s Discussion and Analysis in its Form 10-K, was provided to fully present the issue identified in fiscal 2005. Because the entire $8.8 million fixed asset charge relates to years prior to 2005 and was material to the fiscal 2005 results, the Company concluded that the charge should be reflected in prior periods, which will impact the Company’s prior years as well as fiscal 2005 financial statements. As such, the Company will restate its previously issued financial statements for fiscal 2005 and prior years for the portion of the $8.8 million charge attributable to each period. This change had no impact on the October 29, 2005 balance sheet or the financial results reported for fiscal 2006.
The Company will restate the 2005 financial results in its quarterly report on Form 10-Q for the third fiscal quarter of 2006. The Company will present the full effect of the restatements described herein when it files an amendment to its annual report for the fiscal year ended 2005 on Form 10-K/A, expected to be filed as promptly as possible in the Company’s fourth quarter of fiscal 2006.
The decision to restate was authorized by the Audit Committee of the Board of Directors of the Company, upon recommendation of management. As a result of the Company’s determination to restate its financial results as discussed above, the financial statements for the fiscal year ended October 29, 2005 and earlier periods, and the related auditor reports, should no longer be relied upon, pending their restatements, because of the change in the timing of recording $8.8 million of the fixed asset charge in those financial statements. Management and the Audit Committee of the Company discussed the matters disclosed in this filing with Ernst & Young, LLP, the Company’s independent registered public accounting firm.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press release of Spartech Corporation dated September 6, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH	CORPORATION
Date September 6, 2006	By	/s/ Randy C. Martin
Randy C. Martin
Executive Vice President and Chief Financial Officer